Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT
AND INCREMENTAL FACILITIES CONFIRMATION

This SECOND AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL FACILITIES CONFIRMATION (this “Agreement”) is entered into as of April 11, 2025, by and among FNLR OP LP, a Delaware limited partnership (the “Borrower”), FORTRESS NET LEASE REIT, a Maryland statutory trust (the “Parent”), certain subsidiaries of the Parent party hereto (collectively with the Parent, the “Guarantors” and each individually, a “Guarantor”), each Lender and L/C Issuer party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement (as defined below).

WITNESSETH

WHEREAS, the Borrower, the Guarantors, the Lenders, the L/C Issuer and the Administrative Agent entered into a Credit Agreement, dated as of August 13, 2024 (as heretofore amended, supplemented or otherwise modified from time to time, the “Credit Agreement” and, as amended by this Agreement, the “Amended Credit Agreement”), providing to the Borrower a Revolving Credit Facility and Term Facility on the terms set forth therein;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement the Borrower has the right to request an increase in the aggregate principal amount of the Facilities to an amount not exceeding $1,000,000,000 through one or more increases in the existing Revolving Credit Facility and/or increases in the principal amount of the Term Facility and/or the addition of one or more new pari passu tranches of term loans;

WHEREAS, the Borrower has requested that the Credit Agreement be amended to provide for the right to request increase in the aggregate principal amount of the Facilities to an amount not exceeding $1,500,000,000 (the “Incremental Facility Maximum”);

WHEREAS, the Borrower has requested, concurrently with the effectiveness of the Incremental Facility Maximum pursuant hereto, to increase the aggregate principal amount of the Facilities from $900,000,000 to $1,075,000,000 in the form of (i) an increase in the aggregate commitments to the Revolving Credit Facility from $755,000,000 to $892,500,000 (the “Incremental Revolving Increase”) and (ii) an increase in the aggregate outstanding principal amount of the Term Loan from $145,000,000 to $182,500,000 (the “Incremental Term Increase”; the Incremental Revolving Increase and the Incremental Term Increase referred to herein collectively as the “Incremental Facilities”); and

WHEREAS, subject to the terms and conditions set forth herein and in Section 2.15 of the Amended Credit Agreement each Lender appearing on Exhibit A hereto (collectively, the “Increasing Lenders” and individually, an “Increasing Lender”) is willing to participate in the Incremental Revolving Increase and the Incremental Term Increase in the amounts set forth opposite such Lender’s name on Exhibit A hereto under the captions “Incremental Revolving Increase” and “Incremental Term Increase”, respectively.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Incremental Facilities Confirmation.

(a)          Each Increasing Lender hereby agrees that on the Increase Effective Date, its Revolving Credit Commitment shall be increased to the amount set forth opposite its name on Exhibit B hereto under the caption “Revolving Credit Commitment” and its Term Commitment shall be increased to the amount set forth opposite its name on Exhibit B hereto under the caption “Term Commitment”.

(b)         Each Increasing Lender hereby agrees to make a Term Loan to the Borrower on the Increase Effective Date in the amount set forth opposite its name on Exhibit A hereto under the caption “Amount of Participation in Incremental Term Increase”, causing the aggregate amount of Term Loans made by it to equal its increased Term Commitment as set forth opposite its name on Exhibit B hereto, in accordance with the conditions and procedures set forth in Sections 2.02 and 4.02 of the Credit Agreement.

2.           Commitments and Applicable Percentages; Reallocations and Settlements.

(a)          Commitments and Applicable Percentages.  Each of the Administrative Agent, each Loan Party, each Increasing Lender hereby acknowledges and agrees that the Commitments and Applicable Percentages with respect to each Lender as set forth on Exhibit B hereto will be the Commitments and Applicable Percentages of such Lender on the Increase Effective Date immediately after giving effect to this Agreement.

(b)          Reallocations of Revolving Credit Loans and Letters of Credit.  If there are Revolving Credit Loans or Letters of Credit outstanding on the Increase Effective Date, the Administrative Agent shall take those steps which it deems necessary and appropriate (in its sole discretion) to result in each Revolving Credit Lender holding its Applicable Percentage (after giving effect to this Agreement) of all outstanding Revolving Credit Loans and Letters of Credit, including effectuating the settlement contemplated by Section 2(c) of this Agreement.

(c)          Settlement Procedures.  If on the Increase Effective Date immediately after giving effect to this Agreement there are any Revolving Credit Loans or Letters of Credit outstanding, then (i) the participation interests of the Revolving Credit Lenders in any outstanding Letters of Credit shall be automatically reallocated among the Revolving Credit Lenders in accordance with their respective Applicable Percentages after giving effect to the Incremental Revolving Increase, (ii) each Increasing Lender, shall pay to the Administrative Agent such amounts as are necessary to fund its new Applicable Percentage of all existing Revolving Credit Loans, (iii) the Administrative Agent will use the proceeds thereof to pay to each Revolving Credit Lender whose Applicable Percentage is decreasing such amounts as are necessary so that each Revolving Credit Lender’s participation in existing Revolving Credit Loans will be equal to its adjusted Applicable Percentage and (iv) if the Increase Effective Date occurs on a date other than the last day of an Interest Period applicable to any outstanding Revolving Credit Loan that is a Term SOFR Loan, then the Borrower shall pay any amounts required pursuant to Section 3.05 of the Credit Agreement on account of the payments made pursuant to clause (iii) of this clause (c).

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3.          Amendments to Credit Agreement.  It is agreed that effective as of the Increase Effective Date the Credit Agreement shall be amended as follows:

(a)         Section 2.15(a) of the Credit Agreement shall be amended by replacing “$1,000,000,000” appearing in the first sentence of Section 2.15(a) with “$1,500,000,000”.

(b)          Section 2.15(e)(i)(A) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(A)       attaching the resolutions adopted by each Loan Party approving or consenting to an increase in the aggregate principal amount of all commitments and outstanding loans under this Agreement to an amount at least equal to the Aggregate Facility Amount that will be in effect after giving effect to such Incremental Facility and certifying that, as of such Increase Effective Date, such resolutions are and remain in full force and effect and have not been modified, rescinded or superseded since the date of adoption; and

(c)        Section 2.18(a)(iii)(E) of the Credit Agreement shall be amended by replacing “Section 2.18(a)(ii)” appearing in clause (2) thereof with “Section 2.18(a)(i)”.

(d)          Schedule 2.01A to the Credit Agreement shall be replaced with the Schedule 2.01A attached hereto as Exhibit B.

4.          Conditions Precedent.  This Agreement shall be deemed effective as of the first date (such date being referred to herein as the “Increase Effective Date”) on which all of the following conditions precedent have been satisfied or waived in writing:

(a)        The Administrative Agent shall have received, in each case, in form and substance reasonably satisfactory to the Administrative Agent:

i.          counterparts of this Agreement, duly executed by each of the Loan Parties, each of the Increasing Lenders, the L/C Issuer, the Administrative Agent and Lenders constituting Required Lenders;

ii.          a certificate of the Borrower dated as of the Increase Effective Date signed by a Responsible Officer of the Borrower (x) certifying and attaching the resolutions adopted by each Loan Party approving or consenting to the Incremental Facilities, and (y) certifying that, before and after giving pro forma effect to the Incremental Facilities (including, all Credit Extensions to occur on the Increase Effective Date and the use of proceeds thereof), (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, (A) with respect to representations and warranties set forth in Sections 5.15(b) and 5.19 of the Credit Agreement and (B) representations and warranties qualified as to materiality or Material Adverse Effect, true and correct in all respects) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes hereof, the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, (2) no Default exists or would result therefrom and (3) Availability equals or exceeds zero ($0); and

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iii.       a Compliance Certificate dated as of the Increase Effective Date demonstrating compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement, determined on a pro forma basis immediately after giving effect to closing of the Incremental Facilities and the Credit Extensions to be made on the Increase Effective Date; and

iv.         a Borrowing Base Certificate dated as of the Increase Effective Date demonstrating that Availability equals or exceeds zero ($0), determined on a pro forma basis immediately after giving effect to closing of the Incremental Facilities and the Credit Extensions to be made on the Increase Effective Date, including reasonably detailed calculations of Availability, the Borrowing Base Value and the Borrowing Base Amount.

(b)          All fees required to be paid by the Borrower in order for this Agreement to become effective shall have been paid.

(c)          (i) Upon the reasonable request of any Lender made at least ten (10) days prior to the Increase Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) days prior to the Increase Effective Date and (ii) at least ten (10) days prior to the Increase Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.

(d)        The conditions to the making of a Credit Extension set forth in Section 4.02 of the Credit Agreement shall be satisfied or waived.

5.          Ratifications.  The amendments to the Credit Agreement made pursuant to this Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or the Amended Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement or the Amended Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Amended Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

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6.          Reaffirmation of Obligations.  The Borrower and each of the other Loan Parties, acknowledges and consents to all of the terms and conditions of this Agreement and the transactions contemplated by this Agreement and agrees and affirms that all of its obligations under the Loan Documents, including in the case of each Guarantor, its guarantee of the Obligations, continues to be in full force and effect and is hereby ratified and confirmed in all respects and that such obligations shall continue to be in full force and effect and are hereby confirmed and ratified in all respects, in each case, as modified hereby.

7.          Loan Document.  The parties hereto agree that this Agreement is a Loan Document.  Without limiting the foregoing, the provisions of Sections 10.04, 10.14(b), 10.14(c), 10.14(d), 10.15 and10.17 of the Credit Agreement are hereby incorporated into this Agreement as if set forth herein in full.

8.          References.  Each reference in the Amended Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Amended Credit Agreement as the Amended Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

9.          Governing Law.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature Pages Immediately Follow]

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IN WITNESS WHEREOF, the Borrower, the Guarantors, each Lender party hereto, the Administrative Agent and the L/C Issuer have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

FNLR OP LP, a Delaware limited partnership

By:	FNLR GP LLC, its general partner

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FORTRESS NET LEASE REIT

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

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FNLR PFG HOLDINGS LLC
SP HERN AVE ST. LOUIS MO, LLC
FNLR HOLDINGS LLC
FNLR COMPOUNDS MATTER LLC
FNLR UNDER PRESSURE LLC
FNLR NON-FRICTION LLC
FNLR CIBM LLC
FNLR CHIPS ON THE TABLE LLC
FNLR 1SEA LLC
FNLR IBKY LLC
FNLR 1BAL LLC
FNLR 1NWB LLC
FNLR FFSC LLC
FNLR FUJI LLC
FNLR GOOD VIBRATIONS LLC
FNLR REX BANNER LLC
FNLR STEEL ROLLING LLC
FNLR URSA MINOR LLC
FNLR MSCU LLC
FNLR INCU LLC
FNLR OFCU LLC
FNLR DEBUGGED LLC
FNLR NEED FOR SEED LLC
FNLR JLCU LLC
FNLR BGSB LLC
FNLR PIPE DREAM LLC
FNLR COMPOUNDS MATTER TOO LLC
FNLR HSCU LLC
FNLR BFNB LLC
FNLR API LLC
FNLR 1SUM LLC
FNLR NSBC LLC
FNLR MVBB LLC,
each a Delaware limited liability company

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory of each of the 33 entities listed above

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Charles Troyanovski
Name: Charles Troyanovski
Title: Senior Vice President

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BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Charles Troyanovski
Name: Charles Troyanovski
Title: Senior Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mabel Bernstein
Name: Mabel Bernstein
Title: Authorized Signatory

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Z. Schmitt
Name: Thomas Z. Schmitt
Title: Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Kuhn
Name: Matthew Kuhn
Title: Managing Director

[FNLR - Second Amendment to Credit Agreement and Incremental Facilities Confirmation]

TRUIST BANK, as a Lender

By:	/s/ Richard de la Vega
Name: Richard de la Vega
Title: Director

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THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Joe White
Name: Joe White
Title: Senior Vice President

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